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Marshall Large-Cap Growth & Income Fund
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(A Portfolio of Marshall Funds, Inc.)

The Advisor Class of Shares
The Investor Class of Shares

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Supplement to the Combined Prospectuses and Statements of Additional Information
for the Advisor  Class of Shares and the Investor  Class of Shares dated
October 31, 2003


At the annual meeting of shareholders on July 27, 2004, the shareholders approved to amend the Fund's investment objective to be "capital appreciation" instead of "capital appreciation and income".


1.   In  the  Prospectuses   under  the  section  entitled  "Equity  Funds"  and
     sub-section entitled "Marshall Large-Cap Growth & Income Fund" please replace the first and second paragraphs with the following:

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of large-sized companies similar in size to those within the S&P 500. The Adviser looks for companies that are leaders in their industry and have records of above-average financial performance and proven superior management. These types of companies typically offer opportunities for growth.

2. In the Statements of Additional Information under the section entitled "Fundamental Investment Objectives" please replace the fundamental investment objective for Marshall Large-Cap Growth & Income Fund with the following:

Marshall Large-Cap Growth & Income Fund: To provide capital appreciation.


                                                                 August 19, 2004


Edgewood Services, Inc. (Distributor)

Cusip 572353787
Cusip 572353704
31069